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                                                                    Exhibit 99.8
February 2002


                 MONTHLY CERTIFICATEHOLDERS' STATEMENT

                    CC MASTER CREDIT CARD TRUST II
          (Formerly Chevy Chase Master Credit Card Trust II)
                             SERIES 1998-A

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, National Association, ("First USA"), as Transferor and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1998-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the March 15, 2002, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performace of the Trust during the February 2002, Monthly Period (referred to herein as the "Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders, per $1,000 original certificate principal amount.

   (1)  The total amount of the distribution to Class A
        Certificateholders, per $1,000 original
        certificate principal amount                                  $1.5536111


   (2)  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on the
        Class A Certificates, per $1,000 original
        certificate principal amount                                  $1.5536111

   (3)  The amount of the distribution set forth in
        paragraph 1 above in respect of principal of the
        Class A Certificates, per $1,000 original
        certificate principal amount                                  $0.0000000

B) Class A Investor Charge Offs and Reimbursement of Charge Offs

   (1)  The amount of Class A Investor Charge Offs                    $0.0000000

   (2)  The amount of Class A Investor Charge Offs
        set forth in paragraph 1 above, per $1,000                    $0.0000000
        original certificate principal amount

   (3)  The total amount reimbursed in respect of Class A
        Investor Charge Offs                                          $0.0000000


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   (4)  The amount set forth in paragraph 3 above, per
        $1,000 original certificate principal amount                  $0.0000000

   (5)  The amount, if any, by which the outstanding
        principal balance of the Class A Certificates
        exceeds the Class A Invested Amount after giving
        effect to all transactions on such Distribution
        Date                                                          $0.0000000

C) Information Regarding Distributions to the Class B
   Certificateholders, per $1,000 original certificate principal amount

   (1)  The total amount of the distribution to Class B
        Certificateholders, per $1,000 original certificate
        principal amount                                              $1.7480556

   (2)  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on the
        Class B Certificates, per $1,000 original
        certificate principal amount                                  $1.7480556

   (3)  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on the
        Class B Certificates, per $1,000 original
        certificate principal amount                                  $0.0000000

D) Class B Investor Charge Offs and Reimbursement of Charge Offs

   (1)  The amount of Class B Investor Charge Offs                    $0.0000000

   (2)  The amount of Class B Investors Charge Offs
        set forth in paragraph 1 above, per $1,000
        original certificate principal amount                         $0.0000000

   (3)  The total amount reimbursed in respect of Class B
        Investor Charge Offs                                          $0.0000000

   (4)  The amount set forth in paragraph 3 above, per
        $1,000 original certificate principal amount                  $0.0000000

   (5)  The amount, if any, by which the outstanding
        principal balance of the Class B Certificates
        exceeds the Class B Invested Amount after
        giving effect to all transactions on such
        Distribution Date                                             $0.0000000



                                        First USA Bank, National Association
                                        as Servicer

                                        By /s/ Tracie H. Klein
                                          -------------------------------------
                                           Tracie H. Klein
                                           First Vice President